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                                                   EXHIBIT 23.1







                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 333-14405, No. 333-14411, and No. 333-14409) of our
report dated March 17, 1997, appearing on page 31 of West Coast Entertainment Corporation's Annual Report on Form 10-K for the year ended January 31, 1997.


PRICE WATERHOUSE LLP

Boston, Massachusetts
April 29, 1997